UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


___________________________________________
                                           :
In re                                      :
                                           :        Chapter 11
CONSOLIDATED HYDRO, INC.,                  :        Case No. 97-1924 (SLR)
                                           :
                  Debtor.                  :
                                           :
___________________________________________


                        ORDER CONFIRMING DEBTOR'S PLAN OF
             REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
             ------------------------------------------------------


                  The Debtor's Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated August 8, 1997 (the "Plan"), a copy of which is annexed hereto as Exhibit A,1 having been filed with the Court by Consolidated Hydro, Inc., a Delaware corporation ("CHI" or the "Debtor"); and the Debtor's Disclosure Statement, dated August 8, 1997 (the "Disclosure Statement"), a copy of which is annexed hereto as Exhibit B, having been filed with the Court by the Debtor; and a hearing to consider the confirmation of the Plan (the "Confirmation Hearing") having been held before the Court on October 23, 1997; and due notice of the Confirmation Hearing having been provided to holders of Claims against and Equity Interests in the Debtor and other parties in interest in accordance with the Order

----------------------

1 Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

of the Court dated September 15, 1997, setting the Confirmation Hearing (the "Confirmation Hearing Order"), the Bankruptcy Code and the Bankruptcy Rules, as established by the affidavits of service, mailing and publication filed with the Court; and all objections to the Plan having been withdrawn, resolved or overruled and denied as set forth in the record of the Confirmation Hearing; and upon all of the proceedings had before the Court, and after due deliberation and sufficient cause appearing therefor, it is hereby DETERMINED, FOUND, ADJUDGED, DECREED and ORDERED:

                             JURISDICTION AND VENUE
                             ----------------------

                  1. The Court has jurisdiction to confirm the Plan pursuant to 28 U.S.C. ss.ss.157 and 1334.

                  2. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. ss. 157(b)(2)(L).

                  3. Venue of the Debtor's chapter 11 case is proper pursuant to 28 U.S.C. ss.ss. 1408 and 1409.

                  4.       The Debtor is an entity eligible for relief under
section 109 of the Bankruptcy Code.

                  5. Commencement of the Debtor's chapter 11 case and the prosecution of the Plan represents a reasonable exercise of the business judgment of the Debtor's board of directors.

                              DISCLOSURE STATEMENT
                             SOLICITATION AND NOTICE
                             -----------------------

                  6. The Disclosure Statement contains sufficient information of a kind necessary to satisfy the disclosure requirements of all applicable nonbankruptcy law, including, without limitation, the Securities Act of 1933, as amended.

                  7. The Disclosure Statement contains "adequate information" as defined in section 1125(a)(1) of the Bankruptcy Code and the solicitation of votes to accept or reject the Plan was conducted in compliance with the requirements of section 1126(b) of the Bankruptcy Code.

                  8. The procedures used to distribute the ballots were fair, properly conducted and in accordance with all applicable Bankruptcy Rules. Votes to accept and reject the Plan have been tabulated in good faith and in a manner consistent with the Bankruptcy Code and the Bankruptcy Rules. All holders of Claims and Equity interests entitled to vote pursuant to section 1126 of the Bankruptcy Code received ballots to accept or reject the Plan.

                  9. The Disclosure Statement, the Plan, the ballots, the notice of Confirmation Hearing and the Confirmation Hearing Order were transmitted and served in compliance with the Bankruptcy Code, the Bankruptcy Rules and applicable non-bankruptcy law. The transmittal and service as described in the affidavits of service and the Certification by The Altman Group, Inc., Voting Agent, of Acceptances of the Plan of

Reorganization Pursuant to Rule 3018(b) of the Federal Rules of Bankruptcy Procedure dated September 12, 1997 (the "Certification"), were adequate and sufficient under the circumstances of this chapter 11 case. Adequate and sufficient notice of the Confirmation Hearing and other requirements and deadlines, hearings and matters described in the Confirmation Hearing Order were given in compliance with the Bankruptcy Rules and the Confirmation Hearing Order, and no other or further notice is required.

                  10. The period prescribed for creditors and equity security holders to accept or reject the Plan, in excess of thirty (30) days, satisfied the requirements of applicable nonbankruptcy law and the Bankruptcy Code.

                            CONFIRMATION OF THE PLAN
                            ------------------------

                  11. The Plan complies with the applicable provisions of the Bankruptcy Code and, as required by Bankruptcy Rule 3016(b), the Plan is dated and identifies the Debtor as the proponent.

                  12. The Plan adequately and properly classifies all Claims and Equity Interests.

                  13. The amendment to Schedule 7.1 of the Plan and the revisions to the CHI Energy, Inc. 1997 Stock Option Plan and Management Option Agreement are hereby approved and any holder of a claim or interest that has accepted or rejected the Plan is hereby deemed to have accepted or rejected the Plan, including such amendment and revisions.

                  14. A reasonable basis exists for classification of Claims and Equity Interests in the Plan. Claims and Equity Interests within each particular class are substantially similar. The classification of Claims and Equity Interests in the Plan is reasonable and necessary to implement the Plan.

                  15. Article III of the Plan identifies Classes 1, 2, 4, 5 and 6 as unimpaired, and Classes 3, 7, 8, 9, and 10 as impaired.

                  16. Article IV of the Plan specifies the treatment of each Class of Claims and Equity Interests.

                  17. The Plan provides the same treatment for each Claim or Equity Interest in each Class.

                  18. The Plan provides adequate means for its implementation.

                  19. The Debtor, as the proponent of the Plan, has complied with the applicable provisions of the Bankruptcy Code.

                  20. The Plan has been proposed in good faith and not by any means forbidden by law.

                  21. All payments made or to be made by the Debtor, or by a person issuing securities or acquiring property under the Plan, for services or for costs and expenses in or in connection with the chapter 11 case, or in connection with the Plan and incident to the chapter 11 case, have been approved by, or are subject to the approval of, the Court as reasonable.

                  22. The identity, affiliations and compensation of the persons proposed to serve as initial directors or officers of Reorganized CHI after confirmation of the Plan have been fully disclosed, and the appointment to, or continuance in, such offices of such persons is consistent with the interests of holders of Claims against and Equity Interests in the Debtor and with public policy.

                  23. The identity of any insider that will be employed or retained by Reorganized CHI and the nature of such insider's compensation have been fully disclosed.

                  24. After confirmation of the Plan, the Debtor's business will not involve rates established or approved by, or otherwise subject to, any governmental regulatory commission.

                  25. With respect to each impaired Class of Claims or Equity interests, each holder of an impaired Claim or Equity Interest in such Class has accepted the Plan or will receive or retain under the Plan property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtor were liquidated under chapter 7 of the Bankruptcy Code on such date.

                  26. Based on the unrefuted testimony presented by the Debtor and the liquidation analysis attached to the Disclosure Statement as Exhibit E, the best interests test has been satisfied with respect to each holder of an impaired Claim or Equity Interest.

                  27. Classes 1, 2, 4, 5 and 6 of the Plan are not impaired by the Plan and, accordingly, are deemed to have accepted the Plan.

                  28. Classes 3, 7, 8 and 9 of the Plan have voted to accept the Plan, as established by the Certification.

                  29. Holders of Equity Interests in Class 10 will not receive or retain any property on account of their Equity Interests under the Plan, and accordingly, the holders of Equity Interests in Class 10 are deemed to have rejected the Plan.

                  30. Except to the extent that the holder of an Allowed Administrative Expense Claim of a kind specified in subsections 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code has agreed to a different treatment of such Claim, the Plan provides that the holder of such Claim shall be paid in full in such amounts as are Allowed by the Bankruptcy Court upon the later of (a) the Effective Date and (b) the date upon which an order granting such Administrative Expense Claim is signed by the Bankruptcy Court.
                  31. Except to the extent that any entity entitled to payment of an Allowed Administrative Expense Claim agrees to a different treatment, the Plan provides that each holder of an Allowed Administrative Expense Claim other than Claims representing liabilities incurred in the ordinary course of business shall receive Cash in an amount equal to such Allowed Administrative Expense Claim on the later of the Effective Date and the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim, or as soon thereafter as is practicable; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtor in Possession or liabilities arising under loans or advances to or other obligations incurred by the Debtor in Possession, to the extent authorized and approved by the Bankruptcy Court if such authorization and approval was required under the Bankruptcy Code, shall be paid in full and performed by Reorganized CHI in the ordinary course of business in accordance with the terms and subject to the conditions of any agreements governing instruments evidencing or other documents relating to, such transactions.

                  32. Except to the extent that a holder of an Allowed Priority Tax Claim has been paid by the Debtor prior to the Effective Date or agrees to a different treatment, at the Debtor's option, the Plan provides that each holder of an Allowed Priority Tax Claim (a) shall be paid in full by Reorganized CHI in the ordinary course of business in accordance with the terms and conditions of any law, regulation, agreement, instrument or other document relating to such Claim or (b) shall receive on account of such Allowed Claim deferred Cash payments having a value, as of the Effective Date, equal to such Allowed Priority Tax Claim, over a period not exceeding six years after the date of assessment of such Allowed Priority Tax Claim.

                  33. (a) Notwithstanding anything contained in this Order or the Plan to the contrary, all claims of any United States governmental unit, department, agency, or instrumentality represented now or hereinafter by the United States Department of Justice (collectively, "United States Claims") are unimpaired by the Plan. On the Effective Date, all Allowed United States Claims will be paid in full. Notwithstanding the provisions of Article I, Paragraph 1.2 of the Plan, the United States shall have an Allowed United States Claim if agreement as to the amount, nature and treatment of any United States Claim is reached between the Debtor and the United States prior to the Confirmation Date.

                  (b) Notwithstanding anything contained in this Order or the provisions of Article I, Paragraph 1.2 of the Plan, any United States Claim not treated as an Allowed United States Claim shall survive the Confirmation Date and consummation of the Plan as if the reorganization case had not been commenced and shall not be discharged pursuant to section 1141(d) of the Bankruptcy Code. The Plan shall leave unaltered the legal, equitable and contractual rights to which each United States Claim is entitled in accordance with section 1124 of the Bankruptcy Code. The United States' rights, if any, to payment with respect to any United States Claim shall be determined in the manner and by the administrative or judicial tribunals in which the amount of such claim and the United States' rights would have been resolved or adjudicated if the reorganization case had not been commenced.

                  34. At least one class of claims that is impaired under the Plan has accepted the Plan, determined without including any acceptance of the Plan by any insider.

                  35. Confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of Reorganized CHI.

                  36. The Plan provides that all fees payable pursuant to
section 1930 of the title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date.

                  37. The Plan provides for the continuation after the Effective Date of the payment of all retiree benefits, if any, that have been maintained or established by the Debtor prior to the Commencement Date, for the duration of the period the Debtor has obligated itself to provide such benefits.

                  38. Based on the unrefuted testimony presented by the Debtor, the reorganization value of Reorganized CHI, is in the range of approximately $85.8 million to $114.9 million with a midpoint of $100.1 million.

                  39. The Plan does not discriminate unfairly and is fair and equitable with respect to Class 10. Upon confirmation and the occurrence of the Effective Date, the Plan shall be binding upon the holders of the Equity Interests of Class 10.

                  40. It appears that each of the conditions precedent to the effectiveness of the Plan as set forth in Section 11.1 thereof, other than the condition set forth in section 11.1(b) of the Plan, will be satisfied.

                  41. CHI, upon the written consent of the Unofficial Bondholders' Committee, has duly and properly waived, in accordance with section
11.3 of the Plan, the condition set forth in section 11.1(b) of the Plan.

                  42. Section 10.4 of the Plan provides that the Amended CHI By-Laws and the Restated CHI Certificate of Incorporation shall become effective as of the Effective Date and shall, among other things, (a) prohibit the issuance of nonvoting equity securities, subject to further amendment of such certificate of incorporation and by-laws as permitted by applicable law, (b) effectuate the provisions of the Plan, in each case without any further action by the shareholders or directors of CHI, the Debtor in Possession or Reorganized CHI, and (c) provide that the name of CHI shall be changed to CHI Energy, Inc.

                  43. All objections to confirmation are overruled and denied. Pursuant to section 1129 of the Bankruptcy Code, the Plan hereby is confirmed. The terms of the Plan are incorporated by reference into, and are an integral part of, this Order.

                  44. Any distributions under the Plan that are unclaimed for a period of one year after distribution thereof shall be revested in Reorganized CHI and any entitlement of any holder of any Allowed Claim or Allowed Equity Interest to such distributions shall be discharged and forever barred.

                  45. Except as otherwise provided in the Plan or this Order, in accordance with section 1141(d)(1) of the Bankruptcy Code, entry of this Order acts as a discharge of the Debtor, effective as of the Effective Date of all debts of, Claims against and Equity Interests in the Debtor. The discharge of the Debtor shall be effective as to each Claim, regardless of whether (a) a proof of Claim therefor was filed or deemed filed under section 501 of the Bankruptcy Code, (b) the Claim is an Allowed Claim under section 502 of the Bankruptcy Code or (c) the holder thereof voted to accept the Plan. Except as otherwise provided in the Plan and this Order, on and after the Effective Date, as to every discharged debt, Claim and Equity Interest, any holder of such debt, Claim or Equity Interest shall be precluded from asserting against the Debtor or Reorganized CHI, or its assets or properties, any other or further debt, Claim or Equity Interest based upon any document, instrument, act, omission, transaction, or other activity of any kind or nature that occurred before the date of the entry of this Order.

                  46. The Debtor's estate shall continue to exist until the Effective Date and, except as otherwise provided in the Plan, on the Effective Date, in accordance with sections 1141(b) and 1141(c) of the Bankruptcy Code, all property of the Debtor's estate and all other property dealt with by the Plan shall be vested in Reorganized CHI free and clear of all Claims, liens, charges, encumbrances and Equity Interests in the Debtor.

                  47. Subject only to the occurrence of the Effective Date, any judgment at any time obtained, to the extent that such judgment is a determination of personal liability of the Debtor with respect to any debt or Claim discharged hereunder, shall be rendered null and void.

                  48. All injunctions or stays provided for in the chapter 11 case pursuant to section 362 of the Bankruptcy Code or otherwise extant on the date of entry of this Order shall remain in full force and effect until the Effective Date, at which time such injunctions or stays shall dissolve and be of no force or effect.

                  49. Subject to the occurrence of the Effective Date, except as hereinafter provided, the commencement or continuation of any action, the employment of process, or any other act to collect, recover or offset any debt or Claim discharged hereunder as a liability of the Debtor or from property of the Debtor, shall be permanently enjoined, stayed and restrained. On the Effective Date, except as otherwise provided in the Plan and this Order, the holders of all Claims and Equity Interests shall be enjoined, stayed and restrained from asserting against the Debtor and Reorganized Debtor, its assets or properties or any property dealt with under the Plan, any other or further Claim based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date.

                  50. Subject only to the occurrence of the Effective Date, pursuant to Section 7.1 of the Plan, as amended, the assumption of all executory contracts and unexpired leases that exist between the Debtor and any person is hereby approved in all respects pursuant to sections 365(a), 365(f) and 1123(b)(2) of the Bankruptcy Code, except for those contracts and leases (a) that have been assumed pursuant to an order of the Court entered prior to the Confirmation Date, (b) that have been rejected pursuant to an order of the Court entered prior to the Confirmation Date, (c) as to which a motion for approval of the rejection of such contract or lease has been filed and served prior to the Confirmation Date or (d) that are set forth in Schedule 7.1 to the Plan, as amended, each of which is deemed rejected and canceled by the Debtor as of the Confirmation Date. The Court shall retain jurisdiction to determine any dispute as to the amount of defaults, if any, required to be cured pursuant to section 365(b)(1) of the Bankruptcy Code with respect to any executory contract or unexpired lease assumed pursuant to the Plan or pursuant to an order of the Court.

                  51. Proofs of any Claim arising out of the rejection of an executory contract or unexpired lease pursuant to Section 7.1 of the Plan, as amended, shall be filed with the Court and served upon the attorneys for the Debtor no later than thirty (30) days after notice of entry of this Order. Such proofs of Claim shall be filed in fixed, liquidated amounts, but may be filed in estimated amounts. Any proofs of Claim not filed within such time shall be forever barred from assertion against the Debtor and Reorganized CHI and its property, successors and assigns.

                  52. The Court shall retain jurisdiction in accordance with (and as limited by) Article XIII of the Plan and section 1142 of the Bankruptcy Code.

                  53. The Distribution Record Date for purposes of distribution to holders of Allowed Claims and Allowed Equity Interests is hereby fixed as the date which is three (3) business days from and after the date this Order is "so ordered."

                  54. All distributions of Cash, New Common Stock, New Warrants and Management Options required to be made by or for the benefit of the Debtor pursuant to the Plan shall be made within the time provided by the Plan and shall be deemed timely and proper if mailed by first class mail on or before the distribution dates set forth in the Plan to the last known address of the persons entitled thereto or as otherwise specifically provided in the Plan. As of the close of business on the Distribution Record Date, the claims register (for Claims) and the transfer ledgers (for Equity Interests) shall be closed, and there shall be no further changes in the record holders of any Claims or Equity Interests. The Debtor and Reorganized CHI shall have no obligation to recognize any transfer of any Claims or Equity Interests occurring after the Distribution Record Date. The Debtor and Reorganized CHI shall instead be entitled to recognize and deal for all purposes under the Plan with only those record holders stated on the claims register (for Claims) and transfer ledgers (for Equity Interests) as of the close of business on the Distribution Record Date.

                  55. Pursuant to sections 1123(a) and 1142(a) of the Bankruptcy Code and the provisions of this Order, the Plan and all Plan-related documents shall apply and be enforceable notwithstanding any otherwise applicable non-bankruptcy law.

                  56. All releases of, and exculpation provisions relating to, claims and causes of action against the Releasees and non-Debtor persons and entities that are embodied in the Plan are fair and equitable and given for valuable consideration and are in the best interests of the Debtor and all parties in interest, and the releases and exculpation provisions shall be effective and binding on all persons and entities; provided, however, that release provided in the Plan shall not constitute or be deemed a release of any non-derivative personal claims or causes of action of any holder of an Equity Interest and further that no Releasee shall be released from any act or omission that constituted non-derivative wilful misconduct, actual fraud or criminal behavior; provided, further, however that any claim for such conduct must be pursued and filed within 6 months of the Effective Date and if no action is filed within such time, such claims shall be released.

                  57. Reorganized CHI and its directors, officers, agents and attorneys, are authorized and empowered to issue, execute, deliver, file or record any agreement, document or security, including, without limitation, the documents annexed to the Plan, as modified, amended and supplemented, in substantially the form included therein, and to take any action necessary or appropriate to implement, effectuate and consummate the Plan in accordance with its terms, or take any or all corporate actions authorized to be taken pursuant to the Plan, including any release, amendment or restatement of any bylaws or certificates of incorporation of the Debtor, whether or not specifically referred to in the Plan or any exhibit thereto, without further order of the Court, and any or all such documents shall be accepted by each of the respective state filing offices and recorded in accordance with applicable state law and shall become effective in accordance with their terms and the provisions of state law.

                  58. Based on the record before the Court in this chapter 11 case, the Debtor, the Unofficial Bondholders' Committee and each of its directors, officers, employees, shareholders, representatives, members, attorneys, accountants and other advisors have acted in "good faith" within the meaning of section 1125(e) of the Bankruptcy Code in compliance with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules in connection with all of their respective activities relating to the solicitation of acceptances to the Plan and their participation in the activities described in section 1125(e) of the Bankruptcy Code.

                  59. Based upon the record of the chapter 11 case, including the instruments annexed to the Plan (and any amendments thereto), the New Common Stock and the New Warrants to be issued pursuant to the Plan and the New Common Stock to be issued upon exercise of the New Warrants shall be validly issued and upon their distribution pursuant to the Plan, shall constitute valid, binding and enforceable obligations of Reorganized CHI, and shall be fully paid and nonassessable.

                  60. All exhibits to the Plan (including any amendments, modifications and supplements thereto) and all documents and agreements introduced into evidence by the Debtor at the Confirmation Hearing (including all exhibits and attachments thereto and documents referred to therein) and the execution, delivery and performance thereof by Reorganized CHI are approved in accordance with their respective terms, including but not limited to the (a) By-Laws of CHI Energy, Inc., (b) Restated Certificate of Incorporation of Consolidated Hydro, Inc., (c) Employment Agreement, (d) CHI Energy, Inc. 1997 Stock Option Plan and Management Option Agreements, (e) Series B Warrant Agreement, (f) Series C Warrant Agreement, (g) Registration Rights Agreement, and (h) Stockholders' Agreement.

                  61. Without need for a further order or authorization of the Court, the Debtor or Reorganized CHI is authorized and empowered to make any and all modifications to any and all documents annexed to the Plan that do not materially modify the terms of such documents and are consistent with the Plan, provided that such modifications are reasonably acceptable to the Unofficial Bondholders' Committee.

                  62. Pursuant to Section 4.6 of the Plan, each Allowed Intercompany Claim shall be reinstated or rendered unimpaired in accordance with section 1124 of the Bankruptcy Code, unless, and to the extent, that a holder of an Allowed Intercompany Claim agrees to a different and lesser treatment. CHI is hereby authorized to provide different treatment to, or otherwise engage in restructuring transactions with, a holder of an Allowed Intercompany Claim that would result in the reduction or elimination of any or all of such Claims on or as soon as practicable after the Effective Date. CHI is hereby permitted to merge with CHI Finance, Inc, on or as soon as practicable after the Effective Date, with CHI as the surviving corporation, pursuant to which merger (and in accordance herewith) any Allowed Intercompany Claim then held by CHI Finance, Inc, against CHI shall be extinguished.

                  63. All actions authorized to be taken pursuant to the Plan, including, without limitation, the amendment and restatement of the certificate of incorporation or bylaws of the Debtor, shall be effective on or prior to the Effective Date pursuant to this Order, without further application to, or order of the Court, or further action by the respective officers, directors, members or stockholders of Reorganized CHI and with the effect that such actions had been taken by unanimous action of such officers, directors, members or stockholders.

                  64. This Order shall constitute all approvals and consents required, if any, by the laws, rules or regulations of any State or any other governmental authority with respect to the implementation or consummation of the Plan and any documents, instruments or agreements, and any amendments or modifications thereto, and any other acts referred to in or contemplated by the Plan, the Disclosure Statement and any documents, instruments or agreements, and any amendments or modifications thereto.

                  65. By operation of section 1145 of the Bankruptcy Code, the offering, sale, issuance and distribution of New Common Stock and New Warrants (including the New Common Stock issuable upon exercise of the New Warrants) (collectively, the "Plan Securities") under the Plan to holders of Claims against, and Equity Interests in, the Debtor with respect to such Claims and Equity Interests (or, in the case of the New Common Stock issuable upon exercise of the New Warrants to the holders of such New Warrants), shall be exempt from registration under the Securities Act of 1933, as amended, and any state or local law requiring registration for offer or sale of a security or registration or licensing of an issuer of, or broker or dealer in, a security.

                  66. All Plan Securities shall be freely transferable by the initial recipients thereof (a) except for any restrictions set forth in section 1145(b) of the Bankruptcy Code and (b) subject to any restrictions contained in the terms of such securities themselves, in the Plan, the Stockholders' Agreement or any documents relating to the Plan or executed in connection with the effectiveness thereof.

                  67. The entry of this Order constitutes approval of the Management Stock Option Plan for all purposes, including without limitation, for purposes of compliance with Rule 16b-3 issued under the Securities Exchange Act of 1934, as amended.

                  68. Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of notes or equity securities under the Plan, or the making or delivery of instrument of transfer under, in furtherance of, or in connection with the Plan, including, without limitation, any merger agreements or agreements of consolidation, bills of sale or assignments executed in connection with any of the transactions contemplated under the Plan, shall not be subject to any stamp or other similar tax.

                                  MISCELLANEOUS
                                  -------------

                  69. The Debtor and Reorganized CHI may file with the Court and serve upon the appropriate holders objections to Administrative Expense Claims, Claims and Equity Interests as soon as practicable, but in no event later than 30 days after the Effective Date.

                  70. Any person or entity seeking an allowance of final compensation or reimbursement of expenses for professional services rendered to the Debtor or in relation to this case pursuant to sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code shall file and serve an application for allowance of final compensation for services rendered and reimbursement of related expenses incurred on or before the Effective Date in or in connection with this case (each, an "Application"), on each of the following entities not later than forty-five (45) days after the Effective Date:

                           Weil, Gotshal & Manges LLP
                           Attorneys for the Debtor
                           767 Fifth Avenue
                           New York, New York 10153
                           Attention:  Lori R. Fife, Esq.

                           Richards, Layton & Finger, P.A.
                           One Rodney Square
                           P.O. Box 551
                           Wilmington, Delaware 19899
                           Attention:  Thomas L. Ambro, Esq.

                           Consolidated Hydro, Inc.
                           680 Washington Boulevard, 5th Floor
                           Stamford, Connecticut 06901
                           Attention:  Mr. Edward M. Stern

                           Wachtell, Lipton, Rosen & Katz
                           Attorneys for the Unofficial Bondholders' Committee 51 West 52nd Street
                           New York, New York 10019
                           Attention:  Chaim J. Fortgang, Esq.

                           Office of the United States Trustee
                           Curtis Center, Suite 950 West
                           601 Walnut Street
                           Philadelphia, Pennsylvania 19106
                           Attention:  John D. Mclaughlin, Esq.

                  71. A hearing to consider the Applications so served and filed shall be held before the Court on December 29, 1997 at 9:00 a.m., or as soon thereafter as counsel may be heard, in Courtroom 6B, United States District Court for the District of Delaware, 844

King Street, Wilmington, Delaware 19801 (the "Final Fee Hearing"), or on such adjourned date and time as may be announced at the Final Fee Hearing.

                  72. Each Application shall comply with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules and the Local Bankruptcy Rules, and shall set forth, among other things, in reasonable detail, (i) the name and address of the applicant, (ii) the nature of the professional or other services rendered and expenses for which reimbursement is requested for all periods from the date the particular applicant was retained through the Effective Date, (iii) the amount of compensation and reimbursement of expenses requested, (iv) whether any payments have been received on account and, if so, the amount or amounts thereof, and (v) the amounts of compensation and reimbursement of expenses previously allowed by the Court, if any.

                  73. No applications will be filed for compensation and reimbursement by professional persons for services rendered or expenses incurred on or after the Effective Date, and such compensation and reimbursement may be paid by Reorganized CHI in accordance with ordinary business practices and without order of the Court.

                  74. In the event that one or more of the conditions specified in Section 11.1 of the Plan has not occurred, or been waived, on or before 60 days after the Confirmation Date, upon notification submitted by the Debtor to the Court and counsel for the Unofficial Bondholders' Committee, (a) this Order shall be vacated, (b) no distributions under the Plan shall be made, (c) the Debtor and all holders of Claims and Equity Interests shall be restored



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to the status quo ante as of the day immediately preceding the Confirmation Date as though the Confirmation Date never occurred and (d) the Debtor's obligations with respect to the Claims and Equity Interests shall remain unchanged and nothing contained herein shall constitute or be deemed a waiver or release of any Claims or Equity Interests by or against the Debtor or any other person or to prejudice in any manner the rights of the Debtor or any person in any further proceedings involving the Debtor.

                  75. The Plan and its provisions shall be binding upon the Debtor, Reorganized CHI, any entity acquiring or receiving property or a distribution under the Plan and any holder of a Claim against or Equity Interest in the Debtor, including all governmental entities, whether or not the Claim or Equity Interest of such holder is impaired under the Plan and whether or not such holder or entity has accepted the Plan.

                  76. Pursuant to Bankruptcy Rule 9014, Bankruptcy Rule 7062 shall not apply to this Order.

                  77. The determinations, findings, judgments, decrees and orders set forth herein constitute the Court's findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. Each finding of fact set forth herein, to the extent it is or may be deemed a conclusion of law,



                                       23
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shall also constitute a conclusion of law. Each conclusion of law set forth herein, to the extent it is or may be deemed a finding of fact, shall also constitute a finding of fact.

Dated:   October 23, 1997
         Wilmington, Delaware


                                              /s/ Sue L. Robinson
                                              ----------------------------------
                                              United States District Judge






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